UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              December 4, 2003

21st Century Insurance Group

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6964	95-1935264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

6301 Owensmouth Avenue Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 704-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 3.03. Material Modifications to Rights of Security Holders

Reincorporation

As previously disclosed in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 9, 2003, to effect a change in the Company’s state of incorporation from California to Delaware, 21st Century Insurance Group, a California corporation (“21st Century California”), merged (the “Reincorporation Merger”) with and into its wholly-owned subsidiary 21st Century Insurance Group, a Delaware corporation (the “Company”), on December 4, 2003. The Reincorporation Merger was effected pursuant to that certain Agreement and Plan of Merger dated as of October 22, 2003 (the “Merger Agreement”), which was approved by the boards of directors of both 21st Century California and the Company and by a majority of the shareholders of 21st Century California.

Pursuant to the Merger Agreement, 21st Century California merged with and into the Company, and the Company continued as the surviving corporation. The assets and liabilities of 21st Century California became the assets and liabilities of the Company. Each outstanding share of 21st Century California Common Stock was automatically converted into one share of common stock of the Company, par value $0.001 per share (“Common Stock”), upon the effective date of the merger.  Shareholders of 21st Century California had no dissenters’ rights of appraisal with respect to the Reincorporation Merger.  It was not necessary for the shareholders of 21st Century California to exchange their existing share certificates for share certificates of the Company.  However, shareholders may exchange their certificates if they so choose by surrendering certificates representing shares of 21st Century California to the Company’s transfer agent, American Stock Transfer & Trust Co.

The Reincorporation Merger did not result in a change in the location of 21st Century California’s operations or employees or in the way 21st Century California does business.

As a result of the Reincorporation Merger, the Company became the successor corporation to 21st Century California under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to its common stock, and will succeed to 21st Century California’s reporting obligations thereunder.  Pursuant to Rule 12g-3 promulgated under the Exchange Act, the shares of common stock of the Company are deemed registered under Section 12(g) of the Exchange Act.

A description of the capital stock of the Company following consummation of the Reincorporation Merger is set forth below.

Description of Capital Stock

Common Shares

The outstanding shares of Common Stock are fully paid and nonassessable.  Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders.  The Certificate of Incorporation of the Company does not provide for cumulative voting.  In the absence of cumulative voting, and in the absence of any other specification in the Certificate of Incorporation or Bylaws, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Except as otherwise required by law, holders of Common Stock are not entitled to vote on any amendment to the Certificate of Incorporation (including any Certificate of Designations relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation (including any Certificate of Designations relating to any series of preferred stock).  Holders of Common Stock have no preemptive rights.

Subject to the preferences applicable to any shares of preferred stock outstanding at the time, holders of Common Stock are entitled to dividends when and as declared by the Board of Directors from funds legally available therefor and are entitled, in the event of liquidation, to share ratably in all assets remaining after payment of liabilities and preferred share preferences, if any.

The Bylaws of the Company provide that, in order for nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must comply with certain requirements, including giving timely advance notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to the Secretary at the Company’s principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders; provided that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the prior year’s annual meeting, notice by the shareholder to be timely must be delivered not later than the close of business on the later of (a) the 90th day prior to such annual meeting or (b) the 10th day following the day on which public announcement of the date of such meeting is first made.  Further, the shareholder’s notice must set forth that information required by the Bylaws, including, for director nominations, certain information about the nominee, and for other business, a brief description of such business, the reasons for conducting the business at the meeting, and any material interest of such shareholder in the business being presented.

The Company’s Transfer Agent and Registrar for the Common Stock is American Stock Transfer & Trust Co.  The Common Stock is traded on the New York Stock Exchange under the symbol “TW.”

Preferred Shares

The Board of Directors of the Company may, without further action by the shareholders, issue one or more series of preferred stock, fix the dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences and other terms of any series of preferred stock and determine the designation of and the number of shares constituting any such series.  The Company has authorized 500,000 shares of preferred stock, par value $.001 per share.  No preferred shares are currently outstanding.

The issuance of preferred shares, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, dilute the voting power of the holders of Common Stock, and under certain circumstances, have possible anti-takeover effects, such as making it more difficult for a third party to gain control of the Company, discouraging bids for the Common Stock at a premium, or otherwise affecting the market price of the Common Stock.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

2.1

Agreement of Plan and Merger between 21st Century Insurance Group, a California corporation, and 21st Century Insurance Group, a Delaware corporation (incorporated by reference to Appendix A of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).

3.1

Certificate of Incorporation of the Company (incorporated by reference to Appendix B of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).

3.2

Bylaws of the Company (incorporated by reference to Appendix C of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY INSURANCE GROUP

Date: August 24, 2004	By:	/s/ Michael J. Cassanego
Name: Michael J. Cassanego Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement of Plan and Merger between 21st Century Insurance Group, a California corporation, and 21st Century Insurance Group, a Delaware corporation (incorporated by reference to Appendix A of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).

3.1

Certificate of Incorporation of the Company (incorporated by reference to Appendix B of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).

3.2

Bylaws of the Company (incorporated by reference to Appendix C of 21st Century California’s Definitive Proxy Statement on Schedule 14C filed with the Securities and Exchange Commission on November 13, 2003).